World Conference New Horizons In Additive Manufacturing Technology September 25, 2007

Forward-Looking Statements Certain statements made in this presentation that are not statements of historical or current facts are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms "believes," "belief," "estimates," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management's current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" that appear in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. 2

Welcome To World Conference 2007 Thank you for your Passion Thank you for your Patience Thank you for your Pioneering Thank you for your Participation Thank you for your Perseverance Thank you for your Progress Thank you for your Partnership Thank You For Your Business

World-Conference-Vision To Reality Host annual 3D Systems world conference Strengthen partnerships with users and providers Build stronger applications awareness Promote knowledge transfer and networking Provide hands-on training and learning Create a path for customer self reliance Access to state-of-the-art facilities Shape technology direction through users input

World-Conference-Vision To Reality 400 global attendees Representing 17 countries 48 renowned speakers 25 partners and exhibitors 52 learning sessions to choose from 33 hands on sessions 6 new product launches Broadest industry and academia representation

Global Advisory Board David Flynn - Express Pattern Dr. Volker Griessbach - VGK Soeren Griessbach - VGK David Leigh - Harvest Technologies Dr. Dennis Merrell - York Tech College Lance Shanklin - Integra Services Igata-san - INCS Inc. Gideon (Gidi) Levy - FHS St. Gallen Scott Turner - Scicon Technologies Rob Connelly - FineLine Prototyping Thank You For Making This Event A Reality

Business Overview

3D SYSTEMS

Consolidated Annual Revenue ~ $135 Million

Model	Prototype	Manufacturing	Services
Leader	Innovator	Builder	Partner
Comprehensive 3-D Modeling, Prototyping & Manufacturing Solutions	Broad Range of Systems & Materials	Continuum of Affordable Office To Factory Solutions	Focus On & Understand Our Customers' Needs & Wants

Model / Leader
- $17M new infrastructure
- $12+M R&D / ann
- $0 debt except mortgages
- 25%+ insider stock ownership

Prototype / Innovator
- 4 technologies
- 400 patents
- 12 systems
- 20 materials

Manufacturing / Builder
- 360 employees
- 190 field personnel
- 53 countries

Services / Partner
- 4000+ installs (Cumm)
- 5+M parts / ann

Leader Innovator Partner Builder

Proven Customer Value Profitability Market Share Reduce Design cost Manufacturing cost Cost of goods Reduce Time to design Time to production Time to market

Proven Innovation Record 9

10 Proven Innovation Record

11 Proven Innovation Record

Solving Customer Needs Globally & Locally North America USA - Rock Hill, SC - Austin, TX - Valencia, CA Europe France Germany Italy Switzerland United Kingdom Asia Hong Kong / China Japan ?Leader Innovator Partner Builder 12

Game Changing Transformation 2003 Core Products Price ~ $200K-650K Rapid Manufacturing 3D Modeling 2007 Current Products Price ~ $10K-850K Rapid Manufacturing

Game Changing Transformation 2003 Core Products Price ~ $200K-650K Rapid Manufacturing Growth Investments Alliances Infrastructure

Dedicated Customer Operations Sales Growth Marketing Field Service Customer Care Product Line Strategy Bottom Line Results Shared Corporate Operations Finance and Accounting Employee Development Legal and Compliance Research & Development Information Technology Supply Chain Technology - Based Business Units Sintering / Stereolithography / 3-D Modeling Customer Centric Organization

Nascent Industry… Ages-Stages-Enablers
SYSTEMS
3D CAD
Priced at ~+$100K
• 3D Systems Invents SLA® Technology
3D CAD
Priced at ~+$5-10K
• 3-D Printing Adoption
• Price Declines To <$50K
3D CAD
Priced at ~+$1-5K
• Printer Price <$20K
• Disruptive Technology
3D Scanners
• Printer Price <$20K
• Disruptive Technology
Ample Digital Media Infrastructure In Place Today
1986
2002
2007
2010
Wild Card……………………………………Google
Source: William Blair & 3D Systems Corporation
Leader Innovator Partner Builder

0 100 200 300 400 500 600 700 800 900 1000 Revenues ($ Million) 0 5 10 15 20 25 Growth Rate (%) Growth Rate (%) Revenues ($ Million) Equipment Revenue Expectations Source: 2007 Frost & Sullivan 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Revenues 2006 Mix Significant Addressable Opportunities Source: 2007 Frost & Sullivan 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 3D Modelers High-end Rapid Prototyping Equipment

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Revenues Europe Asia Pacific Rest-of-World Truly A Global Opportunity Source: 2007 Frost & Sullivan 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Future State Trends Desk-Top Modelers will become the Blackberry's of 3D communications Mass customization will redefine manufacturing New channels will accelerate adoption Technology breakthroughs will separate winners from losers

User friendliness and performance will increase utility Cost of ownership decline will accelerate adoption Google Sketchup will create non engineering marketplace explosion Toys and collectables will be purchased as downloads Desk-Top Modeler adoption will accelerate total parts consumption Price point will reach sub $5K levels within next 5 years Future State Trend: #1 Desk-Top Modelers Will Become The Blackberry of 3D Communications

Game Change: V-Flash(tm) Desktop Modeler Productivity Affordability Quality Compatibility Utility Simplicity 2-3X Faster > Today's 3-D Printers Priced @ $9,900 SLA(r)-like Part Quality Office & Home Desktop Plug & Play Easy Operation Consumable Parts

Millions 28.5 Million Global Engineers 5 Million MCAD Users 3-D Modeling Opportunity Global Engineering Population 2,600,000 1,600,000 5,500 ~100,000 2005 2010 3D Printers Source: 3D Systems, CADigest, engineeringtalk.com, Deskeng.com

0 50 100 150 200 250 300 350 400 450 Revenues ($ Million) 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Units Desk-Top Modelers Will Become The Blackberry of 3D Communications 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Units Revenues ($ Million) Source: 2007 Frost & Sullivan

Future State Trend: #2 Mass Customization Applications Will Redefine Manufacturing Material properties will drive manufacturing applications Adoption chasm will be crossed with speed, performance and cost Central to early adopter business model; Align, Boeing Critical to recent entrants success; Hearing Aids, Jewelry Followed by high value low volume; 3M, digital dentistry Followed by desire for customization and reduced batch sizes Followed by individualization... Mass customization

($ Millions) 300 250 200 150 100 50 0 $30M $300M 2005 2010 ($ Billions) 4.4 4.3 4.2 4.1 4.0 3.9 3.8 $4.0B $4.4B 2005 2010 Rapid Manufacturing Opportunity Rapid Manufacturing Processes Traditional Processes Traditional Manufacturing Processes > $15 Billion CNC ~$4 Billion Global CAPEX Production Machinery

Future State Trend: #2 0 100 200 300 400 500 600 Revenues ($ Million) 0 2 4 6 8 10 12 14 16 18 Growth Rate (%) Mass Customization Applications Will Redefine Manufacturing Growth Rate (%) Revenues ($ Million) Source: 2007 Frost & Sullivan 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

POWER DISTRIBUTION PANELS ELECTRICAL SHROUDS STOWAGE CASE CABIN AIRFLOW DUCTS AVIONICS DUCTING PDP COVERS DEFOG DUCTING AVIONICS DUCTING AVIONICS DUCTING Rapid Manufacturing - F-18E Fighter Jet ?Leader Innovator Partner Builder 28

High Growth Space – Digital Dentistry

3M **2006 Annual Report**





Looking ahead, our recent acquisition of Brontes technologies and its 3-D imaging technology will give patients and dentists another reason to smile. This system will use intraoral scanning technology to rapidly capture precise, 3-D digital dental impressions directly from patient's mouth. As their profession grows more competitive, dentists are seeking patient-friendly ways to improve care, increase productivity and distinguish their practice. 3M's transformations in digital dentistry fit that model perfectly.

Market Making Forces

- Chair time savings
- Variability reduction
- Selling efficiency improvement

"Incalculable value; huge!"

- **Joe Carrick**, D.D.S, Past President, American Association of Cosmetic Dentists

Leader Innovator Partner Builder

Cross-section SLS Part Cross-section FDM Part Achieving Injection Molding Performance 0.25 mm 0.25 mm

SLS DuraForm EX Molded PP + 20% Talc Molded ABS Molded Polypropylene Tensile Strength (MPa) Tensile Modulus (MPa) Flex Strength (MPa) Flex Modulus (MPa) Elongation at Break (%) 20 40 30 50 1500 2000 2500 20 30 40 50 1500 2000 2500 20 40 60 Achieving Injection Molding Performance DuraForm EX=Injection Molding Performance

2.0 2.5 3.0 3.5 4.0 4.5 5.0 1000 2000 3000 4000 5000 6000 7000 8000 £ Per Part 150 170 190 210 230 250 270 290 310 330 350 50 100 150 200 250 £ Per Part Number of Parts Number of Parts Small Part Large Part Laser Sintering Injection Molding Laser Sintering Injection Molding Laser Sintering VS. Injection Molding Rapid Manufacturing Break-Even Point Source: Loughborough University

Alternative Market Channels Will Emerge Service providers will become Rapid Manufacturing Suppliers Fractional ownership will create affordable multi-technology ownership Google Sketchup, cosmic blobs and others will seed demand for local print shops like Kinko's E-commerce will flatten the functional RP parts universe fuel appetite for downloads Sub $5K desktop units will be sold in your local Staples and Office Depot Local and regional machine shops will adopt Next-Gen RPM solutions Future State Trend: #3

Millions Its All About Parts Demand Source: Wohlers Report & 3D Systems 2000 2006 Other Parts Other Parts 3D Systems Parts 3D Systems Parts

Players Choice Will Shape System Sales Source: Wohlers Report & 3D Systems

Future State Trend: #4 Technology Breakthroughs Will Separate Winners From Losers Film Transfer Imaging Technology FTI will enable creation of lower cost desktop units FTI technology will serve as a catalyst for Next- Gen Sterolithography Hybrids MJM and Thermal Masking will enable Next- Gen High-Speed-Sintering HSS Rapid Manufacturing Systems MJM will achieve Sterolithography like performance in certain applications Sterolithography advancements will render materials suitable manufacturing Next-Gen direct metal systems will reshape metal parts manufacturing bridging from near shape to net shape

Multiple Players… Clear Choices

3D SYSTEMS

Number of Players In Direct Space

Approximately 50

Sales & Marketing Structure

Direct sales force, regional distributors, international representatives and channel partners. More than 60 percent of sales are direct sales.

Tiers of Competition

Tier 1: Stratasys, 3D Systems, EOS, Z Corp
Tier 2: Objet Geometries, Solidscape, Envision Tec
Tier 3: All other regional and local companies offering RP equipment

Key End-Use Segments

Automotive, aerospace, medical, consumer goods, service providers, universities, jewelry, architecture and others

Competitive Factors

Speed of operation, accuracy, technology, ease of use, materials, software, value-based pricing, strong service support and global presence

Source: 2007 Frost & Sullivan

Leader Innovator Partner Builder

Degree of Competition High Intensity Suppliers Differentiation Through Technology Or Price Customers Choices Result in Bargaining Power New Entrants Face Significant IP Hurdles Substitutes Present Medium Threat Competitive Drivers Source: 3D Systems & 2007 Frost & Sullivan

Technology Presence Leadership Materials Systems Customer Four Proprietary Technology Platforms All Competitors Worldwide Combined Shaping The Future With Disruptive Technologies Extensive Chemical Formulating Capabilities Industry Standard Parts Quality & Accuracy Leadership In RM & RP Portfolio Presence & Penetration Underscores Our Competitive Advantage Competitive Drivers

Which Output Do You Want? Stereolithography from 3D Systems V-Flash from 3D Systems FDM from Stratasys PolyJet from Objet COMPETITORS

Long Term Target Model For a Business in Our Space at $150 Million Revenue

Powerful Technology Building Blocks Stereolithography Laser-Sintering Multi-Jet Printing Film-Transfer Imaging Film-Transfer Imaging Film-Transfer Imaging

Always Looking Ahead Meeting customers' needs Leader in innovation Creating new markets Expanding in new categories Positioned to grow globally Significant game changing programs 3-D Modeling Rapid Manufacturing Measurable value, customers and stockholders Innovation, Efficiency, Innovation

Thank You! Thank You! Thank You! Thank you for your Passion Thank you for your Patience Thank you for your Pioneering Thank you for your Participation Thank you for your Perseverance Thank you for your Progress Thank you for your Partnership